UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23306

Collaborative Investment Series Trust
(Exact name of registrant as specified in charter)

8000 Town Centre Dr.; Suite 400 Broadview Heights, OH 44147
(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

Annual Shareholder Report

Trend Aggregation U.S. ETF (TAEQ)

Trend Aggregation ESG ETF (TEGS)

Trend Aggregation Dividend Stock ETF (TADS)

Trend Aggregation Growth ETF (TAAG)

Trend Aggregation Conservative ETF (TACE)

March 31, 2021

Tuttle Capital Management, LLC
500 West Putnam Avenue, Suite 400
Greenwich, CT 06830
1-866-904-0406

www.tuttleetf.com

TABLE OF CONTENTS

Dear Shareholder:

The Trend Aggregation US ETF (the "Fund") seeks capital appreciation. In pursuing the Fund's investment objective, Tuttle Capital Management, LLC (the "advisor") will, under normal conditions, invest in equity securities of companies of any capitalization that are traded on U.S. exchanges and exchange traded funds ("ETFs") that primarily invest in U.S. equity securities ("Equity ETFs").

For the period from commencement of operations on May 7, 2020, through fiscal year ended March 31, 2021, the Fund generated a return of 13.99% at net asset value and 14.03% at market value, underperforming compared to the Dow Jones Moderate Portfolio Index return of 27.67%. The Fund underperformed due to the market's tilt toward value stocks. Tilting is having the portfolio skewed towards one style over another. For most of last year, growth stocks were in the lead. Value stocks came back towards the end of 2020 and continued into 2021. The Fund was tilted towards growth stocks and therefore positioned to take advantage of the shift.

The Fund's performance was impacted by the major market rally off the Covid lows that began on March 24, 2020. Coming off the lows we saw a number of factors that specifically impacted the Fund:

1. The constant tug of war between stocks that benefited from lockdowns vs. stocks that benefit from an economic re-opening. This dynamic in many cases would change day by day based on news about Covid and the vaccines.

2. Investors buying all the dips. Anytime the market dipped it would be met with a wall of investor buying.

3. A major drop in volatility.

Sincerely,
Matthew Tuttle
Chief Investment Officer
Tuttle Capital Management, LLC

The Dow Jones Moderate Portfolio Index is a time-varying weighted average of stocks, bonds, and cash The DJConsPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 20% of the annualized 36 month historic semideviation of the Dow Jones 100% Aggressive Portfolio Index (DJAggPI). Stocks are represented by the DJAggPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Barclays Government Bonds Index, Barclays Corporate Bonds Index, Barclays Mortgage-backed Bonds Index, and Barclays Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. An investor cannot invest directly in the index.

ETF Risk. The Fund is an actively-managed ETF and the Fund's NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund's NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods.

This material represents the Advisor's assessment of the Fund and market environment as of March 31, 2021 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund's returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

Dear Shareholder:

The Trend Aggregation ESG ETF (the "Fund") seeks capital appreciation. In pursuing the Fund's investment objective, the Fund will under normal conditions invest at least 80% of its net assets (plus borrowings for investment purposes) directly, or indirectly through mutual funds or exchange traded funds, in equity or fixed income securities of well-known environmental, social, and governance ("ESG") indices such as MSCI and Russell. Tuttle Capital Management, LLC (the "advisor") may apply a variety of ESG screens and may rotate between different ESG screens, without limitation.

The Fund defines an ESG screen as one that selects securities based on ESG factors, whereas ESG indices consist of securities that have been screened for ESG factors. An ESG screen allows the advisor to evaluate an issuer for environmental, social, and governance characteristics. The use of environmental criteria allows the advisor to evaluate an issuer's energy use, waste, natural resource conservation, and assists the advisor in evaluating an issuer's environmental risk. The advisor uses social and governance criteria to evaluate an issuer's business relationships and governance practices.

The Fund may also invest up to 20% of its net assets in cash and cash equivalents including U.S. Government securities. The Fund may invest in domestic and foreign securities of companies of any market capitalization. The Fund does not limit its investments to a particular credit quality and may invest in below investment grade securities (commonly referred to as "junk bonds") without limitation. The Fund defines junk bonds as bonds that are rated BBB or lower by Moody's Investors service or similarly by another rating agency and investments in junk bonds may be considered speculative.

For the period from commencement of operations on May 7, 2020, through fiscal year ended March 31, 2021, the Fund generated a return of 20.73% at net asset value and 20.85% at market value, underperforming compared to the S&P 500 Total Return Index return of 40.01%. The Fund underperformed due to the market's tilt toward value stocks. Tilting is having the portfolio skewed towards one style over another. For most of last year, growth stocks were in the lead. Value stocks came back towards the end of 2020 and continued into 2021. The Fund was tilted towards growth stocks and therefore positioned to take advantage of the shift.

The Fund's performance was impacted by the major market rally off the Covid lows that began on March 24, 2020. Coming off the lows we saw a number of factors that specifically impacted the Fund:

1. The constant tug of war between stocks that benefited from lockdowns vs. stocks that benefit from an economic re-opening. This dynamic in many cases would change day by day based on news about Covid and the vaccines.
2. Investors buying all the dips. Anytime the market dipped it would be met with a wall of investor buying.
3. A major drop in volatility.

Sincerely,

Matthew Tuttle
Chief Investment Officer
Tuttle Capital Management, LLC

The S&P 500 Total Return Index measures the performance of 500 widely held stocks in US equity market. Standard and Poor's chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid 1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. An investor cannot invest directly in the index.

ETF Risk. The Fund is an actively-managed ETF and the Fund's NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund's NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods.

This material represents the Advisor's assessment of the Fund and market environment as of March 31, 2021 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund's returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

Dear Shareholder:

The Trend Aggregation Dividend Stock ETF (the "Fund") seeks capital appreciation. In pursuing the Fund's investment objective, the Fund seeks to employ a tactical approach to invest into income-producing U.S. equity securities and ETFs. Under normal market conditions, the Fund will invest in income producing equity securities. While the Fund expects to be invested primarily in large capitalization companies, it may invest in equity securities of any capitalization. The Fund considers large capitalization companies to be those with capitalization greater than $5 billion.

For the period from commencement of operations on May 7, 2020, through fiscal year ended March 31, 2021, the Fund generated a return of 23.04% at net asset value and 22.7% at market value, underperforming compared to the S&P 500 Total Return Index return of 40.01%. The Fund benefited from a tilt towards value stocks. Tilting is having the portfolio skewed towards one style over another. For the most of last year, growth stocks were in the lead. Value stocks came back towards the end of 2020 and continued into 2021. The Fund with its dividend focus, was tilted towards value and therefore positioned to take advantage of the shift.

The Fund's performance was impacted by the major market rally off the Covid lows that began on March 24, 2020. Coming off the lows we saw a number of factors that specifically impacted the Fund:

1. The constant tug of war between stocks that benefited from lockdowns vs. stocks that benefit from an economic re-opening. This dynamic in many cases would change day by day based on news about Covid and the vaccines.

2. Investors buying all the dips. Anytime the market dipped it would be met with a wall of investor buying.

3. A major drop in volatility.

Sincerely,

Matthew Tuttle
Chief Investment Officer
Tuttle Capital Management, LLC

The S&P 500 Total Return Index measures the performance of 500 widely held stocks in US equity market. Standard and Poor's chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid 1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. An investor cannot invest directly in the index.

ETF Risk. The Fund is an actively-managed ETF and the Fund's NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund's NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods.

This material represents the Advisor's assessment of the Fund and market environment as of March 31, 2021 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund's returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

Dear Shareholder:

The Trend Aggregation Aggressive Growth ETF (the "Fund") seeks capital appreciation. In pursuing the Fund's investment objective, the Fund seeks to employ a tactical approach to invest in exchange traded funds that primarily invest in U.S. equity securities and by directly investing in U.S. equity securities of small, medium and large capitalization companies that are listed on U.S. exchanges.

For the period from commencement of operations on May 7, 2020, through fiscal year ended March 31, 2021, the Fund generated a return of 24.15% at net asset value and 23.91% at market value, underperforming compared to the S&P 500 Total Return Index return of 40.01%. The Fund underperformed due to the market's tilt toward value stocks. Tilting is having the portfolio skewed towards one style over another. For most of last year, growth stocks were in the lead. Value stocks came back towards the end of 2020 and continued into 2021. The Fund was tilted towards growth stocks and therefore positioned to take advantage of the shift.

The Fund's performance was impacted by the major market rally off the Covid lows that began on March 24, 2020. Coming off the lows we saw a number of factors that specifically impacted the Fund:

1. The constant tug of war between stocks that benefited from lockdowns vs. stocks that benefit from an economic re-opening. This dynamic in many cases would change day by day based on news about Covid and the vaccines.

2. Investors buying all the dips. Anytime the market dipped it would be met with a wall of investor buying.

3. A major drop in volatility.

Sincerely,

Matthew Tuttle
Chief Investment Officer
Tuttle Capital Management, LLC

The S&P 500 Total Return Index measures the performance of 500 widely held stocks in US equity market. Standard and Poor's chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid 1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. An investor cannot invest directly in the index.

ETF Risk. The Fund is an actively-managed ETF and the Fund's NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund's NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods.

This material represents the Advisor's assessment of the Fund and market environment as of March 31, 2021 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund's returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

Dear Shareholder:

The Trend Aggregation Conservative ETF (the "Fund") seeks to provide total return. In pursuing the Fund's investment objective, the Fund will invest in exchange-traded funds ("ETFs") that primarily invest in fixed income securities, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), dividend paying equity stocks including utility stocks, put options, U.S. treasuries and exchange-traded notes ("ETNs"). Fixed Income ETFs will include those that invest in domestic and foreign fixed income securities of any credit rating maturity and duration. Such fixed income securities will include high yield bonds (commonly known as "junk bonds"). The Fund considers high yield bonds to be those that are rated lower than Baa3 by Moody's Investors Service or lower than BBB- by Standard & Poor's rating group. High yield bonds have a higher expected rate of default than investment grade bonds. The Advisor's models may also direct for investment in volatility and inverse volatility ETFs and ETNs, leveraged and inverse ETFs and ETNs, and individual equity securities of any market capitalization. The Advisor may invest in volatility ETFs and ETNs which are structured to track futures on the CBOE volatility futures index. Inverse volatility ETFs and ETNs seek to provide investment results that match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. Because they reset daily there may be significant daily volatility associated with volatility and inverse volatility ETFs and ETNs.

For the period from commencement of operations on October 20, 2020, through fiscal year ended March 31, 2021, the Fund generated a return of 0.36% at net asset value and 0.38% at market value, underperforming compared to the Dow Jones Conservative Portfolio Index return of 1.90%.

The Fund's performance was impacted by the major market rally off the Covid lows that began on March 24, 2020. Coming off the lows we saw a number of factors that specifically impacted the Fund:

1. The constant tug of war between stocks that benefited from lockdowns vs. stocks that benefit from an economic re-opening. This dynamic in many cases would change day by day based on news about Covid and the vaccines.

2. Investors buying all the dips. Anytime the market dipped it would be met with a wall of investor buying.

3. A major drop in volatility.

Sincerely,

Matthew Tuttle
Chief Investment Officer
Tuttle Capital Management, LLC

The Dow Jones Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor's desired risk profile. The Dow Jones Moderately Conservative Portfolio Index is reconstructed monthly. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth,

Mid Value, Small Growth, and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed income indexes. An investor cannot invest directly in the index.

ETF Risk. The Fund is an actively-managed ETF and the Fund's NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund's NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods.

This material represents the Advisor's assessment of the Fund and market environment as of March 31, 2021 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund's returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

FUND PERFORMANCE (AS OF MARCH 31, 2021)	Average Annual Total Returns	Expense Ratio (a)
	Inception (b)	Total
Trend Aggregation U.S. ETF (TAEQ) - Total Return (at Net Asset Value) (c)	13.99%	1.87%
Trend Aggregation U.S. ETF (TAEQ) - Total Return (at Market Value) (d)	14.03%	N/A
Dow Jones Moderate Portfolio Index (e)	27.67%	N/A

Hypothetical Growth of a $10,000 Investment (*)



Trend Aggregation U.S. ETF at Net Asset Value
Trend Aggregation U.S. ETF at Market
Dow Jones Moderate Portfolio Index
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$12,767
$11,403
$11,399
05/07/20
05/31/20
06/30/20
07/31/20
08/31/20
09/30/20
10/31/20
11/30/20
12/31/20
01/31/21
02/28/21
03/31/21

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-866-904-0406 or visit http://www.tuttleetf.com.

*The chart represents historical performance of a hypothetical investment of $10,000 in Trend Aggregation U.S. ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a) The total expense ratio reflects the expense ratio as reported in the Fund's Prospectus dated February 27, 2020. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of March 31, 2021 can be found in the Financial Highlights.

(b) Commencement of operations May 7, 2020.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(e) The Dow Jones Moderate Portfolio Index is a time-varying weighted average of stocks, bonds, and cash The DJConsPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 20% of the annualized 36 month historic semideviation of the Dow Jones 100% Aggressive Portfolio Index (DJAggPI). Stocks are represented by the DJAggPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Barclays Government Bonds Index, Barclays Corporate Bonds Index, Barclays Mortgage-backed Bonds Index, and Barclays Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. An investor cannot invest directly in the index.

FUND PERFORMANCE (AS OF MARCH 31, 2021)	Average Annual Total Returns	Expense Ratio (a)
	Inception (b)	Total
Trend Aggregation ESG ETF (TEGS) - Total Return (at Net Asset Value) (c)	20.73%	1.87%
Trend Aggregation ESG ETF (TEGS) - Total Return (at Market Value) (d)	20.85%	N/A
S&P 500 Total Return Index (e)	40.01%	N/A

Hypothetical Growth of a $10,000 Investment (*)


Trend Aggregation ESG ETF at Net Asset Value
Trend Aggregation ESG ETF at Market
S&P 500 Total Return Index
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$14,001
$12,085
$12,073
05/07/20
05/31/20
06/30/20
07/31/20
08/31/20
09/30/20
10/31/20
11/30/20
12/31/20
01/31/21
02/28/21
03/31/21

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-866-904-0406 or visit http://www.tuttleetf.com.

*The chart represents historical performance of a hypothetical investment of $10,000 in Trend Aggregation ESG ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a) The total expense ratio reflects the expense ratio as reported in the Fund's Prospectus dated February 27, 2020. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of March 31, 2021 can be found in the Financial Highlights.

(b) Commencement of operations May 7, 2020.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(e) The S&P 500 Total Return Index measures the performance of 500 widely held stocks in US equity market. Standard and Poor's chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid 1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. An investor cannot invest directly in the index.

FUND PERFORMANCE (AS OF MARCH 31, 2021)	Average Annual Total Returns	Expense Ratio (a)
	Inception (b)	Total
Trend Aggregation Dividend Stock ETF (TADS) - Total Return (at Net Asset Value) (c)	23.04%	1.87%
Trend Aggregation Dividend Stock ETF (TADS) - Total Return (at Market Value) (d)	22.70%	N/A
S&P 500 Total Return Index (e)	40.01%	N/A

Hypothetical Growth of a $10,000 Investment (*)



Trend Aggregation Dividend Stock ETF at Net Asset Value
Trend Aggregation Dividend Stock ETF at Market
S&P 500 Total Return Index
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$14,001
$12,304
$12,270
05/07/20
05/31/20
06/30/20
07/31/20
08/31/20
09/30/20
10/31/20
11/30/20
12/31/20
01/31/21
02/28/21
03/31/21

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-866-904-0406 or visit http://www.tuttleetf.com.

*The chart represents historical performance of a hypothetical investment of $10,000 in Trend Aggregation Dividend Stock ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a) The total expense ratio reflects the expense ratio as reported in the Fund's Prospectus dated February 27, 2020. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of March 31, 2021 can be found in the Financial Highlights.

(b) Commencement of operations May 7, 2020.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(e) The S&P 500 Total Return Index measures the performance of 500 widely held stocks in US equity market. Standard and Poor's chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid 1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. An investor cannot invest directly in the index.

FUND PERFORMANCE (AS OF MARCH 31, 2021)	Average Annual Total Returns	Expense Ratio (a)
	Inception (b)	Total
Trend Aggregation Growth ETF (TAAG) - Total Return (at Net Asset Value) (c)	24.15%	1.87%
Trend Aggregation Growth ETF (TAAG) - Total Return (at Market Value) (d)	23.91%	N/A
S&P 500 Total Return Index (e)	40.01%	N/A

Hypothetical Growth of a $10,000 Investment (*)


Trend Aggregation Growth ETF at Net Asset Value
Trend Aggregation Growth ETF at Market
S&P 500 Total Return Index
$14,500
$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$14,001
$12,415
$12,391
05/07/20
05/31/20
06/30/20
07/31/20
08/31/20
09/30/20
10/31/20
11/30/20
12/31/20
01/31/21
02/28/21
03/31/21

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-866-904-0406 or visit http://www.tuttleetf.com.

*The chart represents historical performance of a hypothetical investment of $10,000 in Trend Aggregation Growth ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a) The total expense ratio reflects the expense ratio as reported in the Fund's Prospectus dated February 27, 2020. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of March 31, 2021 can be found in the Financial Highlights.

(b) Commencement of operations May 7, 2020.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(e) The S&P 500 Total Return Index measures the performance of 500 widely held stocks in US equity market. Standard and Poor's chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid 1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. An investor cannot invest directly in the index.

FUND PERFORMANCE (AS OF MARCH 31, 2021)	Average Annual Total Returns	Expense Ratio (a)
	Inception (b)	Total
Trend Aggregation Conservative ETF (TACE) - Total Return (at Net Asset Value) (c)	0.36%	1.87%
Trend Aggregation Conservative ETF (TACE) - Total Return (at Market Value) (d)	0.38%	N/A
Dow Jones Conservative Portfolio Index (e)	1.90%	N/A

Hypothetical Growth of a $10,000 Investment (*)


Trend Aggregation Conservative ETF at Net Asset Value
Trend Aggregation Conservative ETF at Market
Dow Jones Conservative Portfolio Index
$10,450
$10,375
$10,300
$10,225
$10,150
$10,075
$10,000
$9,925
$9,850
$9,775
$9,700
$10,190
$10,037
$10,036
10/20/20
10/31/20
11/30/20
12/31/20
01/31/21
02/28/21
03/31/21

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-866-904-0406 or visit http://www.tuttleetf.com.

*The chart represents historical performance of a hypothetical investment of $10,000 in Trend Aggregation Conservative ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a) The total expense ratio reflects the expense ratio as reported in the Fund's Prospectus dated September 21, 2020. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of March 31, 2021 can be found in the Financial Highlights.

(b) Commencement of operations October 20, 2020.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(e) The Dow Jones Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor's desired risk profile. The Dow Jones Moderately Conservative Portfolio Index is reconstructed monthly. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth, and Small Value).

The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed income indexes. An investor cannot invest directly in the index.

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period ending March 31, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid during the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Further, the expenses do not include any brokerage commissions on investors' purchases or redemptions of Fund shares as described in each Fund's prospectus. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 10/1/2020	Ending Account Value 3/31/2021	Expenses Paid During Period	Annualized Expense Ratio
Trend Aggregation U.S. ETF	Actual	$ 1,000.00	$ 1,066.70	$ 7.83[(a)]	1.52%
	Hypothetical	1,000.00	1,017.35	7.64[(b)]	1.52
Trend Aggregation ESG ETF	Actual	1,000.00	1,104.50	8.08[(a)]	1.54
	Hypothetical	1,000.00	1,017.25	7.75[(b)]	1.54
Trend Aggregation Dividend Stock ETF	Actual	1,000.00	1,152.50	8.32[(a)]	1.55
	Hypothetical	1,000.00	1,017.20	7.80[(b)]	1.55
Trend Aggregation Growth ETF	Actual	1,000.00	1,081.20	7.99[(a)]	1.54
	Hypothetical	1,000.00	1,017.25	7.75[(b)]	1.54
Trend Aggregation Conservative ETF	Actual[(e)]	1,000.00	1,003.60	7.11[(c)]	1.60
	Hypothetical	1,000.00	1,016.95	8.05[(d)]	1.60

(a) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Expenses are equal to the average hypothetical account value over the period, multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of the days in the fiscal year (to reflect the one-half year period).

(c) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period from commencement of operations to March 31, 2021, divided by the number of days in the fiscal year.

(d) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (the number of days in the more recent fiscal half-year divided by the number of days in the fiscal year).

(e) Information shown reflects values for the stub period of 162 days from October 20, 2020 (commencement of operations) to March 31, 2021 and has been calculated using expense ratios and rates of returns for the same period.

Portfolio of Investments Summary Table	Percentage of Fair Value (%)
Communication Services	6.1
Consumer Discretionary	11.3
Consumer Staples	6.1
Energy	4.9
Financials	11.5
Health Care	2.7
Industrials	2.2
Information Technology	17.0
Real Estate	5.2
Utilities	2.7
Exchange-Traded Funds	29.6
Exchange-Traded Note	0.7
Total	**100.0**

Portfolio holdings and allocations are subject to change. As of March 31, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund's total net assets.

Portfolio of Investments

Shares		***Fair Value ($)***
Common Stocks — 68.9%		
Communication Services — 6.0%		
23,758	AT&T, Inc.	719,155
1,789	Cardlytics, Inc.[(a)]	196,253
609	Charter Communications, Inc., Class A[(a)]	375,765
1,801	Facebook, Inc., Class A[(a)]	530,449
11,797	Lumen Technologies, Inc.	157,490
973	Sea, Ltd., ADR[(a)]	217,203
2,368	Walt Disney Co. (The)[(a)]	436,943
1,763	Zillow Group, Inc., Class A[(a)]	231,623
		2,864,881
Consumer Discretionary — 11.2%		
1,113	Alibaba Group Holding, Ltd., ADR[(a)]	252,351
206	Amazon.com, Inc.[(a)]	637,380
9,408	At Home Group, Inc.[(a)]	270,010
668	Carvana Co.[(a)]	175,283
19,593	Despegar.com Corp.[(a)]	267,053
952	Doordash, Inc., Class A[(a)]	124,836
3,935	DraftKings, Inc., Class A[(a)]	241,334
4,925	Farfetch, Ltd., Class A[(a)]	261,124
3,526	Floor & Decor Holdings, Inc., Class A[(a)]	336,662
6,603	General Motors, Co.[(a)]	379,408
2,853	JD.com, Inc., ADR[(a)]	240,593
3,943	Lennar Corp.	399,150
11,315	LKQ Corp.[(a)]	478,964
177	Mercadolibre, Inc.[(a)]	260,569
1,853	Peloton Interactive, Inc., Class A[(a)]	208,351
1,258	Pinduoduo, Inc., ADR[(a)]	168,421
7,655	Pulte Group, Inc.	401,428
323	Tesla, Inc.[(a)]	215,741
		5,318,658

See notes which are an integral part of the Financial Statements.

Shares		*Fair Value ($)*
Consumer Staples — 6.0%		
14,031	Altria Group, Inc.	717,826
11,833	Coca-Cola Co. (The)	623,718
23,514	Keurig Dr Pepper, Inc.	808,176
7,833	Philip Morris International, Inc.	695,100
		2,844,820
Energy — 4.8%		
3,390	Chevron Corp.	355,238
5,064	Exxon Mobil Corp.	282,723
30,058	Kinder Morgan, Inc.	500,466
5,571	Occidental Petroleum Corp.	148,300
6,846	ONEOK, Inc.	346,818
3,716	Valero Energy Corp.	266,066
16,406	Williams Cos., Inc.	388,658
		2,288,269
Financials — 11.4%		
12,503	Bank of America Corp.	483,741
5,356	Citigroup, Inc.	389,649
1,435	Goldman Sachs Group, Inc. (The)	469,245
4,715	Interactive Brokers Group, Inc.	344,384
3,789	JPMorgan Chase & Co.	576,799
11,397	KKR & Co., Inc.	556,743
2,142	Moody's Corp.	639,623
5,681	Morgan Stanley	441,186
24,454	People's United Financial, Inc.	437,727
5,760	Progressive Corp. (The)	550,714
1,467	S&P Global, Inc.	517,660
		5,407,471
Health Care — 2.7%		
2,463	Danaher Corp.	554,372
4,404	Johnson & Johnson	723,797
		1,278,169
Industrials — 2.2%		
19,341	Atlas Corp.	264,005
11,329	Trinity Industries, Inc.	322,763
4,824	Uber Technologies, Inc.[(a)]	262,956
4,502	Upwork, Inc.[(a)]	201,555
		1,051,279
Information Technology — 16.8%		
684	Appian Corp.[(a)]	90,938
3,764	Apple, Inc.	459,773
1,310	Bill.com Holdings, Inc.[(a)]	190,605
1,194	Crowdstrike Holdings, Inc., Class A[(a)]	217,917
2,812	Datadog, Inc., Class A[(a)]	234,352
1,284	DocuSign, Inc.[(a)]	259,946
5,517	Dynatrace, Inc.[(a)]	266,140
741	Fair Isaac Corp.[(a)]	360,163
3,188	Fastly, Inc., Class A[(a)]	214,489
3,130	International Business Machines Corp.	417,104
1,279	Mastercard, Inc., Class A	455,388
2,721	Microsoft Corp.	641,530

See notes which are an integral part of the Financial Statements.

Shares		Fair Value ($)
Information Technology — 16.8% (Continued)		
1,338	Okta, Inc.[a]	294,935
1,496	PayPal Holdings, Inc.[a]	363,289
1,100	Ringcentral, Inc., Class A[a]	327,668
1,799	Salesforce.com, Inc.[a]	381,154
4,858	Seagate Technology PLC	372,851
783	ServiceNow, Inc.[a]	391,586
3,947	Smartsheet, Inc., Class A[a]	252,292
912	Snowflake, Inc., Class A[a]	209,103
1,172	Square, Inc., Class A[a]	266,103
798	Twilio, Inc., Class A[a]	271,926
2,658	Visa, Inc.	562,778
1,051	Wix.com, Ltd.[a]	293,460
602	Zoom Video Communications, Inc.[a]	193,417
		7,988,907
Real Estate — 5.1%		
2,823	American Tower Corp.	674,866
5,323	CBRE Group, Inc., Class A[a]	421,103
8,881	Iron Mountain, Inc.	328,686
2,692	Simon Property Group, Inc.	306,269
4,663	SL Green Realty Corp.	326,363
8,153	Vornado Realty Trust	370,065
		2,427,352
Utilities — 2.7%		
9,046	Dominion Energy, Inc.	687,134
19,805	PPL Corp.	571,176
		1,258,310
Total Common Stocks (Cost $32,563,962)		**32,728,116**
Exchange-Traded Funds — 29.4%		
8,154	iShares Core S&P 500 ETF	3,243,824
160,734	ProShares VIX Short-Term Futures ETF[a]	1,502,863
23,164	SPDR S&P 500 ETF Trust	9,180,588
		13,927,275
Total Exchange-Traded Funds (Cost $13,845,399)		**13,927,275**
Exchange-Traded Note — 0.7%		
27,234	iPath Series B S&P 500 VIX Short-Term Futures ETN[a]	310,468
Total Exchange-Traded Note (Cost $403,233)		**310,468**
Total Investments — 99.0% (Cost $46,812,594)		**46,965,859**
Other Assets in Excess of Liabilities — 1.0%		**466,258**
Net Assets — 100.0%		**$47,432,117**

[a] Non-income producing security
ADR — American Depositary Receipt
ETF — Exchange-Traded Fund
ETN — Exchange-Traded Note
PLC — Public Liability Company
S&P — Standard and Poor's
SPDR — Standard and Poor's Depositary Receipts
See notes which are an integral part of the Financial Statements.

Portfolio of Investments Summary Table	Percentage of Fair Value (%)
Communication Services	6.2
Consumer Discretionary	5.9
Energy	4.1
Financials	21.1
Health Care	5.8
Industrials	8.2
Information Technology	8.4
Materials	2.7
Real Estate	1.5
Utilities	5.1
Exchange-Traded Funds	30.3
Exchange-Traded Note	0.7
Total	**100.0**

Portfolio holdings and allocations are subject to change. As of March 31, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund's total net assets.

Portfolio of Investments

Shares		*Fair Value ($)*
Common Stocks — 66.6%		
Communication Services — 6.0%		
61	Alphabet, Inc.[(a)]	125,814
2,503	Comcast Corp., Class A	135,437
940	Discovery, Inc., Class A[(a)]	40,852
2,990	Dish Network Corp., Class A[(a)]	108,238
596	Match Group, Inc.[(a)]	81,879
1,809	Omnicom Group, Inc.	134,137
919	Pinterest, Inc.[(a)]	68,034
1,083	Snap, Inc., Class A[(a)]	56,630
3,680	Verizon Communications, Inc.	213,992
416	Zillow Group, Inc., Class A[(a)]	54,654
		1,019,667
Consumer Discretionary — 5.8%		
48	Amazon.com, Inc.[(a)]	148,516
674	Aptiv PLC[(a)]	92,945
37	Booking Holdings, Inc.[(a)]	86,204
912	CarMax, Inc.[(a)]	120,986
2,717	Carnival Corp.[(a)]	72,109
7,994	Ford Motor Co.[(a)]	97,926
1,723	General Motors, Co.[(a)]	99,003
980	Hilton Worldwide Holdings, Inc.[(a)]	118,502
210	Roku, Inc.[(a)]	68,412
101	Tesla, Inc.[(a)]	67,461
		972,064
Energy — 3.9%		
1,465	Cheniere Energy, Inc.[(a)]	105,495
1,253	Chevron Corp.	131,302
1,534	ConocoPhillips	81,256
1,703	Exxon Mobil Corp.	95,078
1,966	Marathon Petroleum Corp.	105,161

See notes which are an integral part of the Financial Statements.

Shares		*Fair Value ($)*
Energy — 3.9% (Continued)		
1,800	Occidental Petroleum Corp.	47,916
2,072	ONEOK, Inc.	104,968
		671,176
Financials — 20.4%		
28,360	AEA-Bridges Impact Corp., Class A[(a)]	278,495
807	American Express Co.	114,142
3,636	Bank of America Corp.	140,677
2,439	Bank of New York Mellon Corp.	115,340
1,650	Citigroup, Inc.	120,038
1,080	Discover Financial Services	102,589
28,942	Environmental Impact Acquisition Corp., Class A[(a)]	280,448
473	Goldman Sachs Group, Inc. (The)	154,671
1,750	Interactive Brokers Group, Inc.	127,820
1,108	JPMorgan Chase & Co.	168,671
28,475	M3-Brigade Acquisition II Corp.[(a)]	282,472
2,443	MetLife, Inc.	148,510
1,894	Morgan Stanley	147,088
1,434	Prudential Financial, Inc.	130,638
5,396	Regions Financial Corp.	111,482
28,304	Ross Acquisition Corp. II[(a)]	281,908
25,607	Social Capital Hedosophia Holdings Corp. VI, Class A[(a)]	274,251
2,146	Synchrony Financial	87,256
28,418	Warrior Technologies Acquisition Co.[(a)]	281,338
2,547	Wells Fargo & Co.	99,511
		3,447,345
Health Care — 5.6%		
1,223	Agilent Technologies, Inc.	155,492
843	Becton Dickinson & Co.	204,976
568	Cigna Corp.	137,308
629	Danaher Corp.	141,575
590	Eli Lilly & Co.	110,224
254	Illumina, Inc.[(a)]	97,551
701	Seagen, Inc.[(a)]	97,341
		944,467
Industrials — 7.9%		
301	Deere & Co.	112,616
475	FedEx Corp.	134,919
984	HEICO Corp.	123,787
844	IDEX Corp.	176,666
2,663	Johnson Controls International PLC	158,901
2,417	Pentair PLC	150,628
662	Verisk Analytics, Inc.	116,969
1,438	Waste Management, Inc.	185,531
1,707	Xylem, Inc.	179,542
		1,339,559
Information Technology — 8.1%		
581	Applied Materials, Inc.	77,622
569	Avalara, Inc.[(a)]	75,922
716	Cadence Design Systems, Inc.[(a)]	98,085
968	Cloudflare, Inc., Class A[(a)]	68,012

See notes which are an integral part of the Financial Statements.

Shares		*Fair Value ($)*
Information Technology — 8.1% (Continued)		
411	Crowdstrike Holdings, Inc., Class A[(a)]	75,012
313	Intuit, Inc.	119,898
345	Mastercard, Inc., Class A	122,837
663	Microsoft Corp.	156,315
1,665	Palantir Technologies, Inc., Class A[(a)]	38,778
653	Salesforce.com, Inc.[(a)]	138,351
84	Trade Desk, Inc. (The), Class A[(a)]	54,739
1,516	Trimble, Inc.[(a)]	117,930
199	Twilio, Inc., Class A[(a)]	67,811
4,239	Xerox Holdings Corp.	102,880
195	Zoom Video Communications, Inc.[(a)]	62,651
		1,376,843
Materials — 2.6%		
791	Ecolab, Inc.	169,330
538	Linde PLC	150,715
1,127	LyondellBasell Industries NV, Class A	117,264
		437,309
Real Estate — 1.4%		
4,318	Healthpeak Properties, Inc.	137,053
909	Simon Property Group, Inc.	103,417
		240,470
Utilities — 4.9%		
963	American Water Works Co., Inc.	144,373
4,734	FirstEnergy Corp.	164,223
7,037	NiSource, Inc.	169,662
2,044	Pinnacle West Capital Corp.	166,279
2,909	The Southern Co.	180,823
		825,360
Total Common Stocks (Cost $10,969,305)		**11,274,260**
Exchange-Traded Funds — 29.3%		
13,160	iShares MSCI USA ESG Select ETF	1,155,711
35,914	iShares Trust iShares ESG Aware MSCI USA ETF	3,263,505
57,143	ProShares VIX Short-Term Futures ETF[(a)]	534,287
		4,953,503
Total Exchange-Traded Funds (Cost $4,949,345)		**4,953,503**
Exchange-Traded Note — 0.7%		
9,662	iPath Series B S&P 500 VIX Short-Term Futures ETN[(a)]	110,147
Total Exchange-Traded Note (Cost $142,900)		**110,147**
Total Investments — 96.6% (Cost $16,061,550)		**16,337,910**
Other Assets in Excess of Liabilities — 3.4%		**569,019**
Net Assets — 100.0%		**$16,906,929**

[(a)] Non-income producing security
ETF — Exchange-Traded Fund
ETN — Exchange-Traded Note
MSCI — Morgan Stanley Capital International
PLC — Public Liability Company
S&P — Standard and Poor's
See notes which are an integral part of the Financial Statements.

Portfolio of Investments Summary Table	Percentage of Fair Value (%)
Communication Services	8.3
Consumer Discretionary	7.0
Consumer Staples	4.2
Energy	2.9
Financials	8.2
Health Care	5.6
Industrials	15.0
Information Technology	7.1
Materials	2.8
Real Estate	6.8
Utilities	1.4
Exchange-Traded Funds	30.0
Exchange-Traded Note	0.7
Total	**100.0**

Portfolio holdings and allocations are subject to change. As of March 31, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund's total net assets.

Portfolio of Investments

Shares		*Fair Value ($)*
Common Stocks — 67.7%		
Communication Services — 8.1%		
5,079	Activision Blizzard, Inc.	472,347
8,803	Comcast Corp., Class A	476,330
12,850	Fox Corp., Class A	464,014
36,911	Lumen Technologies, Inc.	492,762
4,673	NetEase, Inc., ADR	482,534
289,143	Veon, Ltd., ADR[(a)]	511,783
		2,899,770
Consumer Discretionary — 6.9%		
3,453	Aptiv PLC[(a)]	476,169
23,275	H&R Block, Inc.	507,395
3,308	Marriott International, Inc.[(a)]	489,948
1,420	Pool Corp.	490,241
40,581	Qurate Retail, Inc., Class A	477,232
		2,440,985
Consumer Staples — 4.1%		
6,687	Brown-Forman Corp., Class B	461,202
3,081	J & J Snack Foods Corp.	483,810
9,336	Walgreens Boots Alliance, Inc.	512,546
		1,457,558
Energy — 2.9%		
21,744	Baker Hughes Co.	469,888
10,136	New Fortress Energy, Inc.	465,344
5,369	Technip Energies NV , ADR[(a)]	80,374
		1,015,606
Financials — 7.9%		
4,591	Cincinnati Financial Corp.	473,286
2,043	Erie Indemnity Co.	451,319
11,108	Lazard, Ltd., Class A	483,309

See notes which are an integral part of the Financial Statements.

Shares		*Fair Value ($)*
Financials — 7.9% (Continued)		
938	MarketAxess Holdings, Inc.	467,049
2,145	Morningstar, Inc.	482,711
6,576	Tradeweb Markets, Inc.	486,624
		2,844,298
Health Care — 5.4%		
4,583	AbbVie, Inc.	495,972
11,562	Perrigo Co. PLC	467,914
2,544	ResMed, Inc.	493,587
3,594	Universal Health Services, Inc., Class B	479,404
		1,936,877
Industrials — 14.7%		
11,949	Allison Transmission Holdings, Inc.	487,878
21,184	American Airlines Group, Inc.[(a)]	506,298
1,380	Cintas Corp.	471,008
1,728	Cummins, Inc.	447,742
1,304	Deere & Co.	487,879
3,669	HEICO Corp.	461,560
2,505	Hubbell, Inc.	468,159
5,338	MSC Industrial Direct Co., Inc.	481,434
5,185	PACCAR, Inc.	481,790
5,992	Robert Half International, Inc.	467,795
1,147	W.W. Grainger, Inc.	459,867
		5,221,410
Information Technology — 6.9%		
4,945	Dolby Laboratories, Inc., Class A	488,170
7,488	Intel Corp.	479,232
1,289	Intuit, Inc.	493,764
945	NVIDIA Corp.	504,564
3,944	Xilinx, Inc.	488,662
		2,454,392
Materials — 2.7%		
2,560	Avery Dennison Corp.	470,144
15,594	Mosaic Co. (The)	492,926
		963,070
Real Estate — 6.7%		
34,533	Brandywine Realty Trust	445,821
26,544	Brookfield Property REIT, Inc., Class A	476,465
3,663	Extra Space Storage, Inc.	485,531
1,986	Public Storage	490,065
27,389	Sabra Health Care REIT, Inc.	475,473
		2,373,355
Utilities — 1.4%		
22,110	CenterPoint Energy, Inc.	500,791
Total Common Stocks (Cost $24,134,558)		**24,108,112**
Exchange-Traded Funds — 29.3%		
6,089	iShares Core S&P 500 ETF	2,422,326
120,547	ProShares VIX Short-Term Futures ETF[(a)]	1,127,114
17,372	SPDR S&P 500 ETF Trust	6,885,045
		10,434,485
Total Exchange-Traded Funds (Cost $10,351,067)		**10,434,485**

See notes which are an integral part of the Financial Statements.

Trend Aggregation Dividend Stock ETF

Shares		*Fair Value ($)*
Exchange-Traded Note — 0.6%		
20,339	iPath Series B S&P 500 VIX Short-Term Futures ETN[(a)]	231,865
Total Exchange-Traded Note (Cost $300,508)		**231,865**
Total Investments — 97.6% (Cost $34,786,133)		**34,774,462**
Other Assets in Excess of Liabilities — 2.4%		**855,965**
Net Assets — 100.0%		**$35,630,427**

[(a)] Non-income producing security
ADR — American Depositary Receipt
ETF — Exchange-Traded Fund
ETN — Exchange-Traded Note
PLC — Public Liability Company
REIT — Real Estate Investment Trust
S&P — Standard and Poor's
SPDR — Standard and Poor's Depositary Receipts
See notes which are an integral part of the Financial Statements.

Portfolio of Investments Summary Table	Percentage of Fair Value (%)
Communication Services	5.3
Consumer Discretionary	8.7
Consumer Staples	1.3
Energy	2.6
Financials	25.2
Health Care	3.8
Industrials	9.1
Information Technology	4.6
Materials	1.1
Real Estate	6.7
Utilities	0.9
Exchange-Traded Funds	30.0
Exchange-Traded Note	0.7
Total	**100.0**

Portfolio holdings and allocations are subject to change. As of March 31, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund's total net assets.

Portfolio of Investments

Shares		*Fair Value ($)*
Common Stocks — 67.9%		
Communication Services — 5.2%		
27	Alphabet, Inc.[(a)]	55,688
86	Baidu, Inc., ADR[(a)]	18,709
1,141	Comcast Corp., Class A	61,739
436	Discovery, Inc., Class A[(a)]	18,949
840	Fox Corp., Class A	30,332
1,739	Lumen Technologies, Inc.	23,216
328	Madison Square Garden Sports Corp.[(a)]	58,863
256	Match Group, Inc.[(a)]	35,169
282	Nexstar Media Group, Inc., Class A	39,601
423	Snap, Inc., Class A[(a)]	22,119
317	Walt Disney Co. (The)[(a)]	58,493
		422,878
Consumer Discretionary — 8.5%		
41	AutoZone, Inc.[(a)]	57,576
370	Bed Bath & Beyond, Inc.[(a)]	10,785
3,433	Ford Motor Co.[(a)]	42,054
740	General Motors, Co.[(a)]	42,520
1,634	Gentex Corp.	58,285
127	Graham Holdings Co., Class B	71,430
2,955	Mattel, Inc.[(a)]	58,864
771	Pulte Group, Inc.	40,431
2,871	Qurate Retail, Inc., Class A	33,763
94	Roku, Inc.[(a)]	30,622
365	Royal Caribbean Cruises, Ltd.[(a)]	31,248
287	Target Corp.	56,846
43	Tesla, Inc.[(a)]	28,721
234	The Home Depot, Inc.	71,429
1,328	Trip.com Group, Ltd., ADR[(a)]	52,629
		687,203

See notes which are an integral part of the Financial Statements.

Shares		*Fair Value ($)*
Consumer Staples — 1.3%		
1,643	Altria Group, Inc.	84,056
388	Celsius Holdings, Inc.[(a)]	18,643
		102,699
Energy — 2.6%		
3,367	Antero Midstream Corp.	30,404
675	Cheniere Energy, Inc.[(a)]	48,607
4,225	Equitrans Midstream Corp.	34,476
828	Exxon Mobil Corp.	46,227
2,362	Marathon Oil Corp.	25,226
875	Occidental Petroleum Corp.	23,293
		208,233
Financials — 24.7%		
685	360 Digitech, Inc., ADR[(a)]	17,817
6,296	AGNC Investment Corp.	105,521
729	Allstate Corp.	83,762
8,669	Annaly Capital Management, Inc.	74,553
1,330	Ares Management Corp., Class A	74,520
2,243	Associated Banc-Corp.	47,866
8,930	Dragoneer Growth Opportunities Corp. III[(a)]	90,282
51	First Citizens Bancshares, Inc./NC, Class A	42,624
8,992	Fortress Value Acquisition Corp. IV[(a)]	89,021
9,028	FTAC Hera Acquisition Corp.[(a)]	90,190
203	Goldman Sachs Group, Inc. (The)	66,381
8,948	Gores Technology Partners II, Inc.[(a)]	89,212
8,765	Horizon Acquisition Corp. II[(a)]	89,403
751	Interactive Brokers Group, Inc.	54,853
476	JPMorgan Chase & Co.	72,461
8,956	Longview Acquisition Corp. II[(a)]	89,918
9,231	Mason Industrial Technology, Inc., Class A[(a)]	89,633
1,067	MetLife, Inc.	64,863
756	Morgan Stanley	58,711
242	Morningstar, Inc.	54,460
4,763	New York Community BanCorp, Inc.	60,109
2,890	Old Republic International Corp.	63,118
697	Popular, Inc.	49,013
869	Principal Financial Group, Inc.	52,105
673	Prudential Financial, Inc.	61,310
9,092	TCW Special Purpose Acquisition Corp.[(a)]	90,465
1,579	Unum Group	43,944
7,946	Vesper Healthcare Acquisition Corp.[(a)]	91,776
1,051	Wells Fargo & Co.	41,063
		1,998,954
Health Care — 3.6%		
964	Centene Corp.[(a)]	61,609
125	Fulgent Genetics, Inc.[(a)]	12,078
472	Inmode, Ltd.[(a)]	34,159
164	Moderna, Inc.[(a)]	21,476
1,537	R1 RCM, Inc.[(a)]	37,933
301	Seagen, Inc.[(a)]	41,797
234	UnitedHealth Group, Inc.	87,064
		296,116

See notes which are an integral part of the Financial Statements.

Shares		*Fair Value ($)*
Industrials — 8.9%		
110	AMERCO	67,386
1,386	American Airlines Group, Inc.[(a)]	33,125
135	Deere & Co.	50,509
460	FTI Consulting, Inc.[(a)]	64,451
100	Generac Holdings, Inc.[(a)]	32,745
2,580	GrafTech International, Ltd.	31,553
222	Lockheed Martin Corp.	82,029
2,434	Macquarie Infrastructure Corp.	77,426
369	MSA Safety, Inc.	55,357
2,910	Now, Inc.[(a)]	29,362
411	Plug Power, Inc.[(a)]	14,730
800	Robert Half International, Inc.	62,456
2,456	Schneider National, Inc., Class B	61,326
544	Uber Technologies, Inc.[(a)]	29,654
543	United Airlines Holdings, Inc.[(a)]	31,244
		723,353
Information Technology — 4.5%		
244	Ambarella, Inc.[(a)]	24,495
416	Cloudflare, Inc., Class A[(a)]	29,228
205	Digital Turbine, Inc.[(a)]	16,474
378	International Business Machines Corp.	50,372
149	Mastercard, Inc., Class A	53,052
168	Okta, Inc.[(a)]	37,032
331	Pegasystems, Inc.	37,847
142	Riot Blockchain, Inc.[(a)]	7,564
620	Silicon Motion Technology Corp., ADR	36,822
391	Sprout Social, Inc., Class A[(a)]	22,584
550	Teradata Corp.[(a)]	21,197
447	Western Digital Corp.	29,837
		366,504
Materials — 1.1%		
1,029	Newmont Corp.	62,018
998	United States Steel Corp.	26,118
		88,136
Real Estate — 6.6%		
9,505	Apartment INVT & Mgmt Co.	58,361
4,585	Equity Commonwealth	127,463
487	Extra Space Storage, Inc.	64,552
3,521	Geo Group, Inc. (The)	27,323
850	Life Storage, Inc.	73,057
1,637	Outfront Media, Inc.[(a)]	35,736
4,180	RPT Realty	47,694
390	Simon Property Group, Inc.	44,370
4,908	Uniti Group, Inc.	54,135
		532,691
Utilities — 0.9%		
2,033	FirstEnergy Corp.	70,525
Total Common Stocks (Cost $5,499,020)		**5,497,292**

See notes which are an integral part of the Financial Statements.

Trend Aggregation Growth ETF

Shares		*Fair Value ($)*
Exchange-Traded Funds — 29.4%		
1,394	iShares Core S&P 500 ETF	554,561
27,424	ProShares VIX Short-Term Futures ETF[(a)]	256,415
3,952	SPDR S&P 500 ETF Trust	1,566,296
		2,377,272
Total Exchange-Traded Funds (Cost $2,355,429)		**2,377,272**
Exchange-Traded Note — 0.6%		
4,656	iPath Series B S&P 500 VIX Short-Term Futures ETN[(a)]	53,078
Total Exchange-Traded Note (Cost $68,832)		**53,078**
Total Investments — 97.9% (Cost $7,923,281)		**7,927,642**
Other Assets in Excess of Liabilities — 2.1%		**168,958**
Net Assets — 100.0%		**$8,096,600**

[(a)] Non-income producing security
ADR — American Depositary Receipt
ETF — Exchange-Traded Fund
ETN — Exchange-Traded Note
S&P — Standard and Poor's
SPDR — Standard and Poor's Depositary Receipts
See notes which are an integral part of the Financial Statements.

Portfolio of Investments Summary Table	Percentage of Fair Value (%)
Communication Services	3.6
Consumer Discretionary	5.2
Consumer Staples	5.9
Financials	14.6
Health Care	1.7
Industrials	4.5
Information Technology	5.2
Materials	1.2
Real Estate	6.9
Exchange-Traded Funds	50.5
Exchange-Trades Note	0.7
Total	**100.0**

Portfolio holdings and allocations are subject to change. As of March 31, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund's total net assets.

Portfolio of Investments

Shares		***Fair Value ($)***
Common Stocks — 47.7%		
Communication Services — 3.5%		
1,212	Activision Blizzard, Inc.	112,716
60	Cable One, Inc.	109,702
4,288	News Corp., Class A	109,044
887	T-Mobile US, Inc.[(a)]	111,132
673	Walt Disney Co. (The)[(a)]	124,182
		566,776
Consumer Discretionary — 5.1%		
46	Amazon.com, Inc.[(a)]	142,328
38	Booking Holdings, Inc.[(a)]	88,534
801	CarMax, Inc.[(a)]	106,261
3,283	Gentex Corp.	117,104
243	O'Reilly Automotive, Inc.[(a)]	123,262
332	Pool Corp.	114,620
1,176	Starbucks Corp.	128,501
		820,610
Consumer Staples — 5.8%		
2,184	Brown-Forman Corp., Class B	150,630
622	Clorox Co. (The)	119,971
1,335	PepsiCo, Inc.	188,836
1,375	Sysco Corp.	108,268
1,632	The Procter & Gamble Co.	221,022
2,511	Walgreens Boots Alliance, Inc.	137,854
		926,581
Financials — 14.3%		
13,487	Ascendant Digital Acquisition Corp., Class A[(a)]	133,521
3,042	Brown & Brown, Inc.	139,050
14,965	Carney Technology Acquisition Corp. II[(a)]	145,011
15,135	CF Acquisition Corp. IV, Class A[(a)]	147,869
742	Chubb Ltd.	117,214
1,125	Cincinnati Financial Corp.	115,976

See notes which are an integral part of the Financial Statements.

Shares		*Fair Value ($)*
Financials — 14.3% (Continued)		
3,192	Franklin Resources, Inc.	94,483
13,473	Fusion Acquisition Corp. II[(a)]	133,787
14,889	GO Acquisition Corp.[(a)]	146,657
14,826	Hudson Executive Investment Corp. III[(a)]	147,074
15,026	Mason Industrial Technology, Inc., Class A[(a)]	145,902
569	Moody’s Corp.	169,909
13,528	Motive Capital Corp., Class A[(a)]	132,574
15,057	Northern Genesis Acquisition Corp. II[(a)]	149,365
13,709	Pontem Corp., Class A[(a)]	132,703
14,996	Primavera Capital Acquisition Corp., Class A[(a)]	146,961
5,380	SLM Corp.	96,679
		2,294,735
Health Care — 1.6%		
1,246	AbbVie, Inc.	134,842
446	West Pharmaceutical Services, Inc.	125,674
		260,516
Industrials — 4.4%		
139	CoStar Group, Inc.[(a)]	114,243
277	Deere & Co.	103,637
775	MSA Safety, Inc.	116,265
1,610	Robert Half International, Inc.	125,693
302	Roper Technologies, Inc.	121,809
324	W.W. Grainger, Inc.	129,901
		711,548
Information Technology — 5.1%		
2,118	CoreLogic, Inc./U.S.	167,851
1,322	Dolby Laboratories, Inc., Class A	130,508
305	Mastercard, Inc., Class A	108,595
623	Microsoft Corp.	146,885
140	NVIDIA Corp.	74,750
567	Visa, Inc.	120,051
591	Xilinx, Inc.	73,225
		821,865
Materials — 1.1%		
457	Albemarle Corp.	66,772
625	Avery Dennison Corp.	114,781
		181,553
Real Estate — 6.8%		
638	American Tower Corp.	152,521
3,606	CubeSmart	136,415
9,224	Equity Commonwealth	256,427
995	Extra Space Storage, Inc.	131,887
1,738	Life Storage, Inc.	149,381
6,289	Medical Properties Trust, Inc.	133,830
482	SBA Communications Corp.	133,779
		1,094,240
Total Common Stocks (Cost $7,594,438)		**7,678,424**

See notes which are an integral part of the Financial Statements.

Trend Aggregation Conservative ETF

Shares		***Fair Value ($)***
Exchange-Traded Funds — 49.5%		
9,991	Invesco DB Commodity Index Tracking Fund[a]	165,951
444	Invesco QQQ Trust Series 1	141,694
19,657	IQ Merger Arbitrage ETF	647,698
2,000	iShares 20+ Year Treasury Bond ETF	270,900
2,772	iShares Core S&P 500 ETF	1,102,757
3,020	iShares MSCI EAFE ETF	229,127
2,666	iShares MSCI Emerging Markets ETF	142,204
597	iShares Russell 2000 ETF	131,901
54,503	ProShares VIX Short-Term Futures ETF[a]	509,603
23,571	Quadratic Interest Rate Volatility and Inflation ETF	673,659
1,223	SPDR Gold Shares ETF[a]	195,631
8,405	SPDR S&P 500 ETF Trust	3,331,154
2,161	Vanguard Real Estate ETF	198,510
1,042	Vanguard Total Stock Market ETF	215,371
		7,956,160
Total Exchange-Traded Funds (Cost $7,825,482)		**7,956,160**
Exchange-Traded Note — 0.7%		
9,259	iPath Series B S&P 500 VIX Short-Term Futures ETN[a]	105,552
Total Exchange-Traded Note (Cost $136,914)		**105,552**
Total Investments — 97.9% (Cost $15,556,834)		**15,740,136**
Other Assets in Excess of Liabilities — 2.1%		**331,194**
Net Assets — 100.0%		**$16,071,330**

[a] Non-income producing security
ETF — Exchange-Traded Fund
ETN — Exchange-Traded Note
MSCI — Morgan Stanley Capital International
S&P — Standard and Poor's
SPDR — Standard and Poor's Depositary Receipts
See notes which are an integral part of the Financial Statements.

	Trend Aggregation U.S. ETF	Trend Aggregation ESG ETF	Trend Aggregation Dividend Stock ETF
Assets:			
Investments, at value (Cost $46,812,594, $16,061,550 and $34,786,133)	$46,965,859	$16,337,910	$34,774,462
Cash	440,078	633,893	856,075
Dividends receivable	79,925	3,344	35,924
Prepaid expenses	5,012	5,113	7,272
Total Assets	47,490,874	16,980,260	35,673,733
Liabilities:			
Payable for investments purchased	—	43,888	—
Accrued expenses:			
Administration	4,075	1,453	2,960
Advisory	29,750	4,755	15,464
Custodian	1,919	1,808	2,492
Fund accounting	2,658	1,472	2,277
Professional fees	18,307	18,307	18,065
Trustee	1,200	800	1,200
Other	848	848	848
Total Liabilities	58,757	73,331	43,306
Net Assets	$47,432,117	$16,906,929	$35,630,427
Net Assets consist of:			
Paid in Capital	$46,222,597	$15,993,419	$32,080,915
Total Distributable Earnings / (Deficit)	1,209,520	913,510	3,549,512
Net Assets	$47,432,117	$16,906,929	$35,630,427
Net Assets:	$47,432,117	$16,906,929	$35,630,427
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	1,800,000	625,000	1,275,000
Net Asset Value (offering and redemption price per share):	$26.35	$27.05	$27.95

See notes which are an integral part of the Financial Statements.

	Trend Aggregation Growth ETF	Trend Aggregation Conservative ETF
Assets:		
Investments, at value (Cost $7,923,281 and $15,556,834)	$7,927,642	$15,740,136
Cash	258,884	337,966
Dividends receivable	10,617	15,180
Receivable for investments sold	17,579	—
Receivable from Advisor	6,238	—
Prepaid expenses	7,920	7,475
Total Assets	8,228,880	16,100,757
Liabilities:		
Payable for investments purchased	107,850	—
Accrued expenses:		
Administration	1,000	1,388
Advisory	—	12,476
Custodian	2,222	1,255
Fund accounting	1,476	1,860
Professional fees	18,084	11,000
Trustee	800	800
Other	848	648
Total Liabilities	132,280	29,427
Net Assets	$8,096,600	$16,071,330
Net Assets consist of:		
Paid in Capital	$7,778,377	$15,538,675
Total Distributable Earnings / (Deficit)	318,223	532,655
Net Assets	$8,096,600	$16,071,330
Net Assets:	$8,096,600	$16,071,330
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	300,000	650,000
Net Asset Value (offering and redemption price per share):	$26.99	$24.73

See notes which are an integral part of the Financial Statements.

	Trend Aggregation U.S. ETF[(a)]	Trend Aggregation ESG ETF[(a)]	Trend Aggregation Dividend Stock ETF[(a)]
Investment Income:			
Dividend income (Net of foreign tax withholding of $251, $—, and $782)	$495,296	$159,770	$652,088
Total Investment Income	495,296	159,770	652,088
Expenses:			
Administration	148,895	50,495	117,462
Advisory	454,529	150,582	356,755
Custodian	31,678	21,935	32,765
Exchange listing	9,935	9,935	9,002
Fund accounting	26,143	18,963	23,634
Insurance	1,593	545	1,190
Printing	2,425	1,395	2,273
Professional fees	25,242	25,242	25,000
Trustee	3,875	2,276	3,342
Other fees	119	119	5,360
Total Expenses before fee reductions	704,434	281,487	576,783
Expenses contractually waived or reimbursed by the Advisor	(11,004)	(41,630)	(21,137)
Total Net Expenses	693,430	239,857	555,646
Net Investment Income/(Loss)	(198,134)	(80,087)	96,442
Realized and Unrealized Gains/(Losses) from Investment Transactions:			
Net realized gains from investment transactions	5,512,631	2,801,842	7,945,657
Net realized gains from in-kind transactions	355,710	53,318	222,505
Change in unrealized appreciation/(depreciation) on investments	153,265	276,360	(11,671)
Net Realized and Unrealized Gains/(Losses) from Investment Transactions	6,021,606	3,131,520	8,156,491
Change in Net Assets Resulting From Operations	$5,823,472	$3,051,433	$8,252,933

(a) For the period from the commencement of operations on May 7, 2020 through March 31, 2021.

See notes which are an integral part of the Financial Statements.

	Trend Aggregation Growth ETF[(a)]	Trend Aggregation Conservative ETF[(b)]
Investment Income:		
Dividend income (Net of foreign tax withholding of $443 and $38)	$64,810	$115,142
Total Investment Income	64,810	115,142
Expenses:		
Administration	21,913	19,645
Advisory	64,708	66,043
Custodian	31,199	8,382
Exchange listing	11,502	4,467
Fund accounting	17,028	9,402
Insurance	222	570
Printing	1,878	3,324
Professional fees	25,242	20,000
Trustee	2,276	1,600
Other fees	5,360	2,201
Total Expenses before fee reductions	181,328	135,634
Expenses contractually waived or reimbursed by the Advisor	(78,387)	(29,263)
Total Net Expenses	102,941	106,371
Net Investment Income/(Loss)	(38,131)	8,771
Realized and Unrealized Gains/(Losses) from Investment Transactions:		
Net realized gains from investment transactions	1,489,363	355,768
Net realized gains/(losses) from in-kind transactions	(1,624)	43,674
Change in unrealized appreciation/(depreciation) on investments	4,361	183,303
Net Realized and Unrealized Gains/(Losses) from Investment Transactions	1,492,100	582,745
Change in Net Assets Resulting From Operations	$1,453,969	$591,516

(a) For the period from the commencement of operations on May 7, 2020 through March 31, 2021.
(b) For the period from the commencement of operations on October 20, 2020 through March 31, 2021.
See notes which are an integral part of the Financial Statements.

	Trend Aggregation U.S. ETF	Trend Aggregation ESG ETF	Trend Aggregation Dividend Stock ETF
	For the period May 7, 2020[(a)] through March 31, 2021	For the period May 7, 2020[(a)] through March 31, 2021	For the period May 7, 2020[(a)] through March 31, 2021
From Investment Activities:			
Operations:			
Net investment income/(loss)	$(198,134)	$(80,087)	$96,442
Net realized gains from investment transactions and in-kind redemptions	5,868,341	2,855,160	8,168,162
Change in unrealized appreciation/(depreciation) on investments	153,265	276,360	(11,671)
Change in net assets resulting from operations	5,823,472	3,051,433	8,252,933
Distributions to Shareholders:			
Total Distributions Paid	(3,858,650)	(1,984,919)	(3,538,334)
Change in net assets from distributions	(3,858,650)	(1,984,919)	(3,538,334)
Capital Transactions:			
Proceeds from shares issued	58,309,962	18,546,641	47,117,447
Cost of shares redeemed	(12,842,667)	(2,706,226)	(16,201,619)
Change in net assets from capital transactions	45,467,295	15,840,415	30,915,828
Change in net assets	47,432,117	16,906,929	35,630,427
Net Assets:			
Beginning of period	—	—	—
End of period	$47,432,117	$16,906,929	$35,630,427
Share Transactions:			
Issued	2,275,000	725,000	1,875,000
Redeemed	(475,000)	(100,000)	(600,000)
Change in shares	1,800,000	625,000	1,275,000

[(a)] Commencement of operations.

See notes which are an integral part of the Financial Statements.

	Trend Aggregation Growth ETF	Trend Aggregation Conservative ETF
	For the period May 7, 2020[(a)] through March 31, 2021	For the period October 20, 2020[(a)] through March 31, 2021
From Investment Activities:		
Operations:		
Net investment income/(loss)	$(38,131)	$8,771
Net realized gains from investment transactions and in-kind redemptions	1,487,739	399,442
Change in unrealized appreciation/(depreciation) on investments	4,361	183,303
Change in net assets resulting from operations	1,453,969	591,516
Distributions to Shareholders:		
Total Distributions Paid	(1,103,166)	(30,443)
Change in net assets from distributions	(1,103,166)	(30,443)
Capital Transactions:		
Proceeds from shares issued	8,420,778	17,956,364
Cost of shares redeemed	(674,981)	(2,446,107)
Change in net assets from capital transactions	7,745,797	15,510,257
Change in net assets	8,096,600	16,071,330
Net Assets:		
Beginning of period	—	—
End of period	$8,096,600	$16,071,330
Share Transactions:		
Issued	325,000	750,000
Redeemed	(25,000)	(100,000)
Change in shares	300,000	650,000

(a) Commencement of operations.

See notes which are an integral part of the Financial Statements.

Financial Highlights

Trend Aggregation U.S. ETF

	May 7, 2020[a] through March 31, 2021
Net Asset Value, Beginning of Period	$25.00
Net Investment Income (Loss)[h]	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	3.57
Total from Investment Activities	3.46
Distributions from Net Investment Income	—
Distributions from Net Realized Gains on Investments	(2.11)
Total Distributions	(2.11)
Net Asset Value, End of Period	$26.35
Net Assets at End of Period (000's)	$47,432
Total Return at NAV [b][c]	13.99%
Total Return at Market [c][d]	14.03%
Ratio of Net Expenses to Average Net Assets [e][g]	1.52%
Ratio of Gross Expenses to Average Net Assets [e][f][g]	1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets [e][h]	(0.43)%
Portfolio Turnover [c][i]	3,622%

[a] Commencement of operations.

[b] Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

[c] Not annualized for periods less than one year.

[d] Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

[e] Annualized for periods less than one year.

[f] If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

[g] Does not include expenses of the investment companies in which the Fund invests.

[h] Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

[i] Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

Financial Highlights
Trend Aggregation ESG ETF

	May 7, 2020[a] through March 31, 2021
Net Asset Value, Beginning of Period	$25.00
Net Investment Income (Loss)[h]	(0.13)
Net Realized and Unrealized Gains (Losses) on Investments	5.23
Total from Investment Activities	5.10
Distributions from Net Investment Income	—
Distributions from Net Realized Gains on Investments	(3.05)
Total Distributions	(3.05)
Net Asset Value, End of Period	$27.05
Net Assets at End of Period (000's)	$16,907
Total Return at NAV [b][c]	20.73%
Total Return at Market [c][d]	20.85%
Ratio of Net Expenses to Average Net Assets [e][g]	1.54%
Ratio of Gross Expenses to Average Net Assets [e][f][g]	1.81%
Ratio of Net Investment Income (Loss) to Average Net Assets [e][h]	(0.52)%
Portfolio Turnover [c][i]	3,104%

[a] Commencement of operations.
[b] Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
[c] Not annualized for periods less than one year.
[d] Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.
[e] Annualized for periods less than one year.
[f] If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[g] Does not include expenses of the investment companies in which the Fund invests.
[h] Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.
[i] Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

Financial Highlights
Trend Aggregation Dividend Stock ETF

	May 7, 2020[a] through March 31, 2021
Net Asset Value, Beginning of Period	$25.00
Net Investment Income (Loss)[i]	0.07
Net Realized and Unrealized Gains (Losses) on Investments	5.50
Total from Investment Activities	5.57
Distributions from Net Investment Income	—[b]
Distributions from Net Realized Gains on Investments	(2.62)
Total Distributions	(2.62)
Net Asset Value, End of Period	$27.95
Net Assets at End of Period (000's)	$35,630
Total Return at NAV [c][d]	23.04%
Total Return at Market [d][e]	22.70%
Ratio of Net Expenses to Average Net Assets [f][h]	1.55%
Ratio of Gross Expenses to Average Net Assets [f][g][h]	1.61%
Ratio of Net Investment Income (Loss) to Average Net Assets [f][i]	0.27%
Portfolio Turnover [d][j]	3,667%

[a] Commencement of operations.
[b] Amount is less than $0.005.
[c] Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
[d] Not annualized for periods less than one year.
[e] Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.
[f] Annualized for periods less than one year.
[g] If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[h] Does not include the expenses of the investment companies in which the Fund invests.
[i] Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.
[j] Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

Financial Highlights
Trend Aggregation Growth ETF

	May 7, 2020[a] through March 31, 2021
Net Asset Value, Beginning of Period	$25.00
Net Investment Income (Loss)[h]	(0.13)
Net Realized and Unrealized Gains (Losses) on Investments	6.13
Total from Investment Activities	6.00
Distributions from Net Investment Income	—
Distributions from Net Realized Gains on Investments	(4.01)
Total Distributions	(4.01)
Net Asset Value, End of Period	$26.99
Net Assets at End of Period (000's)	$8,097
Total Return at NAV [b][c]	24.15%
Total Return at Market [c][d]	23.91%
Ratio of Net Expenses to Average Net Assets [e][g]	1.54%
Ratio of Gross Expenses to Average Net Assets [e][f][g]	2.71%
Ratio of Net Investment Income (Loss) to Average Net Assets [e][h]	(0.57)%
Portfolio Turnover [c][i]	3,624%

[a] Commencement of operations.
[b] Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
[c] Not annualized for periods less than one year.
[d] Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.
[e] Annualized for periods less than one year.
[f] If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[g] Does not include the expenses of the investment companies in which the Fund invests.
[h] Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.
[i] Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements

Trend Aggregation Conservative ETF	October 20, 2020[a] through March 31, 2021
Net Asset Value, Beginning of Period	$24.68
Net Investment Income (Loss)[h]	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.08
Total from Investment Activities	0.09
Distributions from Net Investment Income	(0.04)
Distributions from Net Realized Gains on Investments	—
Total Distributions	(0.04)
Net Asset Value, End of Period	$24.73
Net Assets at End of Period (000's)	$16,071
Total Return at NAV [b][c]	0.36%
Total Return at Market [c][d]	0.38%
Ratio of Net Expenses to Average Net Assets [e][g]	1.60%
Ratio of Gross Expenses to Average Net Assets [e][f][g]	2.04%
Ratio of Net Investment Income (Loss) to Average Net Assets [e][h]	0.13%
Portfolio Turnover [c][i]	938%

[a] Commencement of operations.
[b] Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
[c] Not annualized for periods less than one year.
[d] Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.
[e] Annualized for periods less than one year.
[f] If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
[g] Does not include the expenses of the investment companies in which the Fund invests.
[h] Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.
[i] Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

(1) Organization
Collaborative Investment Series Trust (the "Trust") was organized on July 26, 2017 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of several funds and is authorized to issue an unlimited number of shares of beneficial interest ("Shares") in one or more series representing interests in separate portfolios of securities. The accompanying financial statements are those of the Trend Aggregation U.S. ETF, Trend Aggregation ESG ETF, Trend Aggregation Dividend Stock ETF, Trend Aggregation Growth ETF, and Trend Aggregation Conservative ETF (the "Funds"). The Trend Aggregation Conservative ETF is an actively managed, diversified exchange-traded fund whose investment objective is to provide income. The remaining funds are actively managed, diversified exchange-traded funds whose investment objective is capital appreciation. The Funds' prospectuses provide a description of each Fund's investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder's interest is limited to the Fund in which shares are held. The Trend Aggregation U.S. ETF, Trend Aggregation ESG ETF, Trend Aggregation Dividend Stock ETF, and Trend Aggregation Growth ETF commenced operations on May 7, 2020. The Trend Aggregation Conservative ETF commenced operations on October 20, 2020.

Under the Trust's organizational documents, its officers and Board of Trustees (the "Board") are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies
Shares of the Trend Aggregation U.S. ETF and Trend Aggregation ESG ETF are listed and traded on the CBOE BZX Exchange, Inc. ("CBOE"). Shares of the Trend Aggregation Dividend Stock ETF, Trend Aggregation Growth ETF, and Trend Aggregation Conservative ETF are listed and traded on the New York Stock Exchange Arca, Inc. ("NYSE Arca"). Market prices for the Shares may be different from their net asset value ("NAV"). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, currently 25,000 Shares, called ("Creation Units"). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Shares of each Fund may only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Foreside Fund Services, LLC (the "Distributor"). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity

with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “*Financial Services – Investment Companies*.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuations

The Funds may hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

• Level 1 - Quoted prices in active markets for identical assets that the Funds have the ability to access.

• Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 - Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The Funds did not hold any Level 3 investments during the year ended March 31, 2021.

The following table provides the fair value measurement as of March 31, 2021, while the breakdown, by category, of investments is disclosed in the Portfolio of Investments for each Fund:

	Level 1	Total Investments
Trend Aggregation U.S. ETF		
Common Stocks[(1)]	$32,728,116	$32,728,116
Exchange-Traded Funds	13,927,275	13,927,275
Exchange-Traded Note	310,468	310,468
Total Investments	$46,965,859	$46,965,859
Trend Aggregation ESG ETF		
Common Stocks[(1)]	$11,274,260	$11,274,260
Exchange-Traded Funds	4,953,503	4,953,503
Exchange-Traded Note	110,147	110,147
Total Investments	$16,337,910	$16,337,910
Trend Aggregation Dividend Stock ETF		
Common Stocks[(1)]	$24,108,112	$24,108,112
Exchange-Traded Funds	10,434,485	10,434,485
Exchange-Traded Note	231,865	231,865
Total Investments	$34,774,462	$34,774,462
Trend Aggregation Growth ETF		
Common Stocks[(1)]	$5,497,292	$5,497,292
Exchange-Traded Funds	2,377,272	2,377,272
Exchange-Traded Note	53,078	53,078
Total Investments	$7,927,642	$7,927,642
Trend Aggregation Conservative ETF		
Common Stocks[(1)]	$7,678,424	$7,678,424
Exchange-Traded Funds	7,956,160	7,956,160
Exchange-Traded Note	105,552	105,552
Total Investments	$15,740,136	$15,740,136

(1) Please see the Portfolio of Investments for industry classifications.

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which they invest.

C. Cash
Idle cash may be swept into various interest bearing overnight demand deposits and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limit of $250,000. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders
Distributions are recorded on the ex-dividend date. The Funds intend to distribute to its shareholders any net investment income and net realized capital gains, if any, at least annually. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

The Funds may invest directly in or own shares of ETFs that may invest in real estate investments trusts (“REITs”) and master limited partnerships (“MLPs”) which report information on the source of their distributions annually. Distributions received from investments in REITs or MLPs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the ETF.

The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

E. Allocation of Expenses
Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees
Tuttle Capital Management, LLC (the “Advisor”), serves as the investment advisor to the Funds. This relationship is pursuant to an investment advisory agreement between the Trust, on behalf of the Funds and the Advisor. Prior to March 1, 2021, Tuttle Capital Management, LLC was known as Tuttle Tactical Management, LLC. Subject at all times to the oversight and approval of the Board, the Advisor is responsible for the overall management of the Funds. Each Fund pays the Advisor a management fee, based on a percentage of each Fund’s average daily net assets, which is calculated daily and paid monthly.

Fund	Management Fee Rate
Trend Aggregation U.S. ETF	1.00%
Trend Aggregation ESG ETF	0.72%*
Trend Aggregation Dividend Stock ETF	1.00%
Trend Aggregation Growth ETF	0.72%*
Trend Aggregation Conservative ETF	1.00%

*Prior to March 1, 2021, the management fee was 1.00%.

The Advisor has contractually agreed to reduce its fees and/or reimburse the expenses for a Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund Service providers (other than the Advisor)) in order to limit total annual fund operating expenses after fee waivers and expense reimbursement to a certain percentage of the Funds' average annual daily net assets ("Expense Cap"). Prior to March 1, 2021, the Expense Cap for Trend Aggregation U.S. ETF, Trend Aggregation ESG ETF, Trend Aggregation Dividend Stock ETF, and Trend Aggregation Growth ETF was 1.60%. Effective March 1, 2021, the Advisor contractually changed the expense limit to 1.00%. The Expense Cap for Trend Aggregation Conservative ETF is 1.60%. These fee waivers and expense reimbursements are subject to possible recoupment from the Funds within the three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. The Expense Cap will remain in effect for the Trend Aggregation U.S. ETF, the Trend Aggregation ESG ETF, the Trend Aggregation Dividend Stock ETF, and the Trend Aggregation Growth ETF until at least July 31, 2022. The Expense Cap will remain in effect for the Trend Aggregation Conservative ETF until at least September 30, 2021. The Expense Cap may be terminated earlier only upon approval by the Board, on 60 days' written notice to the Advisor. More information about the Funds' fee waiver and Expense Cap agreement is available in the "Management of the Funds" section of the Funds' prospectuses. A payment of $7,750 was made by the Advisor to the Trend Aggregation ESG ETF to offset losses associated with selling securities which were not considered permissible investments, and is included as an offset to realized gains on the Statements of Operations.

As of March 31, 2021, the Advisor may recoup amounts from the Fund as follows:

	Expires 3/31/2024	**Total**
Trend Aggregation U.S. ETF	$11,004	$11,004
Trend Aggregation ESG ETF	41,630	41,630
Trend Aggregation Dividend Stock ETF	21,137	21,137
Trend Aggregation Growth ETF	78,387	78,387
Trend Aggregation Conservative ETF	29,263	29,263

B. Administration, Custodian, Transfer Agent and Accounting Fees
Citi Fund Services Ohio, Inc. serves as administrator, fund accountant, transfer agent and dividend disbursing agent for the Funds pursuant to a Services Agreement. Citibank, N.A. serves as the Custodian of the Funds pursuant to a Global Custodial and Agency Services Agreement.

Collaborative Fund Services LLC ("CFS") provides the Funds with various management and legal administrative services. For these services, for the period from the commencement of operations to February 28, 2021, the Funds paid CFS 0.35% of the Funds' average daily net assets, computed daily and paid monthly, and were subject to a

minimum monthly fee of $1,000. Effective March 1, 2021, the Funds pay CFS 0.10% of the Funds' average daily net assets, computed daily and paid monthly, and are subject to a minimum monthly fee of $1,000.

C. Distribution and Shareholder Services Fees

Foreside Fund Services, LLC is the principal underwriter and distributor for the Funds' Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Trust, Advisor and the Distributor.

D. Compliance Services

Pursuant to a Compliance Services Agreement, Empirical Administration, LLC ("Empirical") provides chief compliance officer services to the Trust. The Funds pay Empirical a monthly fee for its compliance services.

E. General

Certain officers and trustees of the Trust are officers, directors and/or trustees of the above companies and receive no compensation directly from the Funds for their services.

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the period ended March 31, 2021 were as follows:

	Purchases ($)	Sales ($)
Trend Aggregation U.S. ETF	1,795,639,991	1,796,308,511
Trend Aggregation ESG ETF	519,587,704	520,812,321
Trend Aggregation Dividend Stock ETF	1,414,696,081	1,415,257,210
Trend Aggregation Growth ETF	260,077,732	260,338,612
Trend Aggregation Conservative ETF	131,032,918	131,040,648

Purchases and sales of in-kind transactions for the period ended March 31, 2021 were as follows:

	Purchases ($)	Sales ($)
Trend Aggregation U.S. ETF	53,827,264	12,214,369
Trend Aggregation ESG ETF	17,053,231	2,622,241
Trend Aggregation Dividend Stock ETF	42,824,446	15,727,995
Trend Aggregation Growth ETF	7,329,031	631,120
Trend Aggregation Conservative ETF	17,500,541	2,335,419

There were no purchases or sales of U.S. government securities during the period ended March 31, 2021.

(5) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statement of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized

representation of the securities of that Fund's specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard transaction fee charge is $250.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as "Securities receivable related to in-kind transactions" and securities related to in-kind redemptions are reflected as "Securities payable related to in-kind transactions" on the Statements of Assets and Liabilities. As of March 31, 2021, there were no unsettled in-kind capital transactions.

(6) Federal Income Taxes
It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed the tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of and during the period ended March 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period, the Funds did not incur any interest of penalties.

As of March 31, 2021, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)	Net Unrealized Appreciation/ (Depreciation)($)
Trend Aggregation U.S. ETF	47,167,260	1,279,672	(1,481,073)	(201,401)
Trend Aggregation ESG ETF	16,333,288	235,762	(231,140)	4,622
Trend Aggregation Dividend Stock ETF	35,290,763	45,541	(561,842)	(516,301)
Trend Aggregation Growth ETF	8,015,728	67,135	(155,221)	(88,086)
Trend Aggregation Conservative ETF	15,713,033	251,877	(224,774)	27,103

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable to activities related to wash sales, publicly traded partnerships, and passive foreign investment companies.

The tax character of distributions paid during the fiscal period ended March 31, 2021 were as follows:

	Distributions paid from		
	Ordinary Income ($)	Net Long Term Capital Gains ($)	Total Taxable Distributions Paid ($)
Trend Aggregation U.S. ETF	3,858,650	—	3,858,650
Trend Aggregation ESG ETF	1,984,919	—	1,984,919
Trend Aggregation Dividend Stock ETF	3,538,334	—	3,538,334
Trend Aggregation Growth ETF	1,103,166	—	1,103,166
Trend Aggregation Conservative ETF	30,443	—	30,443

As of March 31, 2021, the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income ($)	Undistributed Long Term Capital Gains ($)	Accumulated Earnings ($)	Accumulated Capital and Other Losses ($)	Unrealized Appreciation (Depreciation) ($)	Total Distributable Earnings (Deficit) ($)
Trend Aggregation U.S. ETF	1,410,921	—	1,410,921	—	(201,401)	1,209,520
Trend Aggregation ESG ETF	908,888	—	908,888	—	4,622	913,510
Trend Aggregation Dividend Stock ETF	4,065,814	—	4,065,814	—	(516,301)	3,549,513
Trend Aggregation Growth ETF	406,309	—	406,309	—	(88,086)	318,223
Trend Aggregation Conservative ETF	505,552	—	505,552	—	27,103	532,655

Permanent Tax Differences:

As of March 31, 2021, the following reclassifications relating primarily to redemptions in kind and equalization have been made to increase/(decrease) such accounts with offsetting adjustments as indicated:

	Distributable Earnings/(Deficit) ($)	Paid in Capital ($)
Trend Aggregation U.S. ETF	(755,302)	755,302
Trend Aggregation ESG ETF	(153,004)	153,004
Trend Aggregation Dividend Stock ETF	(1,165,087)	1,165,087
Trend Aggregation Growth ETF	(32,580)	32,580
Trend Aggregation Conservative ETF	(28,418)	28,418

(7) Investment Risks

ETF Risk
The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of the Funds' shares may trade above or below its NAV; (2) an active trading market for a Fund's shares may not develop or be maintained; or (3) trading of the Funds' shares may be halted if the listing exchange's

officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Market Risk
Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds' net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

(8) Subsequent Events
Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were available to be issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of March 31, 2021.

Cohen & Co

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Trend Aggregation U.S. ETF, Trend Aggregation ESG ETF, Trend Aggregation Dividend Stock ETF, Trend Aggregation Growth ETF, and Trend Aggregation Conservative ETF and Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds listed below (the "Funds"), each a series of Collaborative Investment Series Trust, as of March 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Trend Aggregation U.S. ETF, Trend Aggregation ESG ETF, Trend Aggregation Dividend Stock ETF, and Trend Aggregation Growth ETF	For the period from May 7, 2020 (commencement of operations) through March 31, 2021		
Trend Aggregation Conservative ETF	For the period from October 20, 2020 (commencement of operations) through March 31, 2021		

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other audit procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds' auditor since 2019.

Cohen & Company, Ltd.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 27, 2021

Additional Federal Income Tax Information

During the fiscal period ended March 31, 2021, the Funds declared short-term realized gain distributions in the following amounts:

	Short-Term Capital Gains ($)
Trend Aggregation U.S. ETF	4,498,708
Trend Aggregation ESG ETF	2,125,397
Trend Aggregation Dividend Stock ETF	4,743,017
Trend Aggregation Growth ETF	1,145,324
Trend Aggregation Conservative ETF	22,262

During the fiscal period ended March 31, 2021, the following percentages of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

	Distributions Received Deduction (%)
Trend Aggregation U.S. ETF	0.10
Trend Aggregation ESG ETF	0.20
Trend Aggregation Dividend Stock ETF	0.13
Trend Aggregation Growth ETF	0.09
Trend Aggregation Conservative ETF	0.26

For the fiscal year ended March 31, 2021, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

During the fiscal year ended March 31, 2021, the percentages of Qualified Dividend Income are as follows:

	Qualified Dividend Income (%)
Trend Aggregation U.S. ETF	0.04
Trend Aggregation ESG ETF	0.25
Trend Aggregation Dividend Stock ETF	0.21
Trend Aggregation Growth ETF	0.02
Trend Aggregation Conservative ETF	0.50

Consideration and Approval of Management Agreement between Collaborative Investment Series Trust and Tuttle Capital Management with respect to the Trend Aggregation Conservative ETF

Nature, Extent and Quality of Service. The Board noted that Tuttle was founded in 2012 and was registered with the SEC as an investment adviser with $210 million in assets under management as of May 31, 2020. The Board further noted that Tuttle currently served as the adviser or sub-adviser to nine funds. The Board reviewed the background information on the key investment personnel who would be responsible for servicing the Conservative ETF, taking into account their education and financial industry experience. They observed that Tuttle used several different quantitative models that incorporated mean reversion, trend aggregation, and intermarket divergences to determine which securities to invest in. They also expressed their satisfaction with Tuttle's use of a pre-trade and post-trade testing as a method to ensure compliance with the Fund's investment policies and regulations. The Board expressed its satisfaction with Tuttle's overall experience, operations, and compliance culture.

Performance. The Board noted that although the Conservative ETF was not operational and without historical performance, Tuttle would implement many of the same successful methods employed by Tuttle for other funds that it advised. The Board review and considered the performance of other funds advised or sub-advised by Tuttle. The Board acknowledged that the Conservative ETF's investment objective was to seek total return and that the Fund would invest in individual securities and other ETFs. After a discussion, the Board concluded that Tuttle was qualified, and should be allowed the opportunity, to advise the Conservative ETF.

Fees and Expenses. The Board reviewed the proposed advisory fee of 1.00% and Tuttle's proposed expense limitation of 1.60%. The Board noted that the Conservative ETF's proposed advisory fee was higher than the its peer group average of 0.86% but lower than the peer group net expense ratio average of 1.60%. The Board further noted that Fund's proposed advisory fee and net expense ratio were both within the range Fund's peer group. The Board concluded that Tuttle's fees and expenses on behalf of the Conservative ETF were not unreasonable.

Profitability. The Board reviewed the profit analysis provided by Tuttle, noting that because the Fund had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations. They noted that while Tuttle projected making a profit in terms of actual dollars and percentage in connection with its relationship to the Conservative ETF if estimated asset levels were achieved, they agreed that the projected profits were not excessive.

Economies of Scale. The Board considered whether economies of scale would be realized in connection with the advisory services provided to the Conservative ETF. They noted that based on each Fund's projected asset size and profit level, the absence of breakpoints was acceptable at this time. The Board discussed Tuttle's position on breakpoints and agreed to continue to monitor the Fund's asset levels and revisit the matter as the Fund continues to grow.

Conclusion. Having requested and received such information from Tuttle as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the advisory agreement was in the best interests of the Conservative ETF and its future shareholders.

Additional Disclosure Regarding Fund Trustees and Officers

Name, and Year of Birth	Position/ Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Dean Drulias, Esq. Birth Year: 1947	Trustee	Attorney (self-employed), since 2012.	16	None
Shawn Orser Birth Year: 1975	Trustee	CEO, Seaside Advisory (6/2016-present); Executive Vice President, Seaside Advisory (2009-6/2016).	16	None
Fredrick Stoleru Birth Year: 1971	Trustee	Chief Executive Officer and President of Atlas Resources LLC since February 2017, Senior Vice President, Atlas Energy, 2015-2017, Vice President of the General Partner of Atlas Growth Partners, L.O. since 2013.	16	None

(1) The address for each Trustee listed is 500 Damonte Ranch Parkway Building 700, Unit 700, Reno, NV 89521.

(2) The "Fund Complex" consists of the Collaborative Investment Series Trust.

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Interested Trustees and Officers

Name and Year of Birth	Position/ Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Brandon E. Lacoff, Esq. Birth Year: 1974	Trustee	Managing Director of Belpointe Group of Companies since 2004 and Member of Board of Belpointe Asset Management, LLC.	16	None
Gregory Skidmore Birth Year: 1976	Trustee and President	President, Belpointe Asset Management, LLC since 2007.	16	None
Brandon Pokersnik Birth Year: 1978	Secretary and Chief Complian ce Officer	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	N/A	N/A
Adam Snitkoff Birth Year: 1965	Treasurer	Tax Attorney (self-employed), since 2012.	N/A	N/A

(1) The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

(2) As of February 2020, the Trust was comprised of 16 active series. The term "Fund Complex" applies only to the Collaborative Investment Series Trust.

PORTFOLIO HOLDINGS

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. These filings are available on the SEC's web site at http://www.sec.gov. You may also obtain copies by calling the Funds at 1-855-510-1763, free of charge.

PROXY VOTING

Each Fund's proxy voting policies, procedures and voting records relating to common stock securities in the Fund's investment portfolio are available without charge, upon request, by calling the Fund's toll-free telephone number 1-855-510-1763. Each Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery.

Each Fund's proxy information is also available on the SEC's website at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-855-510-1763 or referring to the SEC's web site at http://www.sec.gov.

PRIVACY NOTICE

COLLABORATIVE INVESTMENT SERIES TRUST

FACTS	**WHAT DOES THE COLLABORATIVE INVESTMENT SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?**
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include: • Social Security number and wire transfer instructions • account transactions and transaction history • investment experience and purchase history When you are *no longer* our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Collaborative Investment Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	**Do we share information?**	**Can you limit sharing?**
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	**YES**	**NO**
For our marketing purposes - to offer our products and services to you.	**NO**	**We don't share**
For joint marketing with other financial companies.	**NO**	**We don't share**
For our affiliates' everyday business purposes - information about your transactions and records.	**NO**	**We don't share**
For our affiliates' everyday business purposes - information about your credit worthiness.	**NO**	**We don't share**
For our affiliates to market to you	**NO**	**We don't share**
For non-affiliates to market to you	**NO**	**We don't share**
QUESTIONS?	**Call 1-800-595-4866**	

What we do:	**Page 2**
How does the Collaborative Investment Series Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Collaborative Investment Series Trust collect my personal information?	We collect your personal information, for example, when you ● open an account or deposit money ● direct us to buy securities or direct us to sell your securities ● seek advice about your investments We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only: ● sharing for affiliates' everyday business purposes – information about your creditworthiness. ● affiliates from using your information to market to you. ● sharing for nonaffiliates to market to you. State laws and individual companies may give you additional rights to limit sharing.
Definitions	
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● *The Collaborative Investment Series Trust does not share with affiliates.*
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● *The Collaborative Investment Series Trust does not share with non-affiliates so they can market to you.*
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● *The Collaborative Investment Series Trust doesn't jointly market.*

This Page Was Left Blank Intentionally

Investment Advisor
Tuttle Capital Management, LLC
500 West Putnam Avenue, Suite 400
Greenwich, CT 06830

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian
Citibank, N.A.
388 Greenwich Street
New York, NY 10048

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Administrator, Accountant, Dividend Disbursing Agent and Transfer Agent
Citi Fund Services Ohio, Inc.
4400 Easton Commons, Suite 200
Columbus, OH 43219

This report is provided for the general information of each Fund's shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about each Fund.

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's board of Trustees has determined that Fred Stoleru is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stoleru is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $37,500

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $ -

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $17,500

Fees for 2019 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $ -

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(f) Not applicable.

(g) Not applicable.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to registrant's investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Collaborative Investment Series Trust

By (Signature and Title) ______________________
Gregory Skidmore, Trustee, President and Principal Executive Officer of the Trust

Date 6/1/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) ______________________
Gregory Skidmore, Trustee, President and Principal Executive Officer of the Trust

Date 6/1/2021

By (Signature and Title) ______________________
Adam Snitkoff, Treasurer and Principal Financial Officer of the Trust

Date 06/02/2021